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                                                           Exhibit 23.2


                     Independent Auditors' Consent
                     -----------------------------

The Board of Directors and Stockholders
Southwest Bancshares, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading
"Experts" in the prospectus.

/s/ Kirkpatrick, Phillips & Miller


Springfield, Missouri
June 8, 1995